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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Culp, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" and "Selected Financial Data" in the Prospectus.

Greensboro, North Carolina
December 18, 1996